UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2009 (June 18, 2009)

Good Harbor Partners Acquisitions Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-51693	20-3303304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

79 Byron Road Weston, MA	02493
(Address of principal executive offices)	(Zip Code)

(781) 812 – 9199
(Registrant’s telephone number, including area code)

None
(Former name or former address since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 18, 2009, Good Harbor Partners Acquisition Corp. (“we”, “us”, “our” or the “Company”) repurchased an aggregate of 1,200,000 shares (the “Shares”) of its common stock, par value $.0001 per share (the “Common Stock”) from HCFP Brenner Holdings, LLC for an aggregate purchase price equal to $30,000 (the “Repurchase”) and pursuant to the terms and conditions contained in that certain repurchase agreement (the “Repurchase Agreement”).

The description of the Repurchase Agreement is a summary and is qualified in its entirety by the provisions of the Repurchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 3.02    Unregistered Sales of Equity Securities.

On June 18, 2009, the Company sold 1,200,000 shares of Common Stock to The Tarsier Nanocap Value Fund LP, a Delaware limited partnership (“Tarsier”).  The Company sold such shares of Common Stock to Tarsier for an aggregate purchase price equal to $30,000 (the “Sale of Stock”) and pursuant to the terms and conditions contained in that certain common stock purchase agreement (the “Purchase Agreement”).  The Company consummated the Sale of Stock under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The description of the Purchase Agreement is a summary and is qualified in its entirety by the provisions of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1.

Item 4.01    Change in Registrant’s Certifying Accountant

In Item 5b of the Company’s quarterly report on Form 10-Q filed on May 15, 2009 for the period ended March 31, 2009 the Company disclosed the following:

(1)	(i) On May 12, 2009, the Company dismissed BDO Seidman, LLP (“BDO”) as its independent certifying public accountant.

(ii)              Since August 10, 2005 (inception) through December 31, 2008 the accountant’s report on the financial statements contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles.  The accountant’s report contained an explanatory paragraph describing going concern contingencies.

(iii)              The dismissal was authorized and approved by the Board of Directors of the Company.

(iv)              Since August 10, 2005 (inception) through December 31, 2008 and the interim periods preceding the dismissal of BDO, there were no disagreement with BDO on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject of that disagreement in its reports on the Company’s financial statements.

The Company requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in Item 5(b)(1)(i), (ii) and (iv) of the Form 10-Q filed with the Securities and Exchange Commission on May 15, 2009.  Such statements are included herein as Item 4.01(1)(i), (ii) and (iv).  A copy of the letter furnished by BDO in response to this request, dated May 15, 2009, is filed as Exhibit 16.1 to this Form 8-K.

(2)              On May 12, 2009, the Company engaged Gruber & Company LLC (“Gruber”) as its new independent certifying public accountant.  During the two most recent fiscal years and the interim period preceding the engagement of Gruber, the Company has not consulted with Gruber regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Gruber or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

     (d)  Exhibits:  The following exhibits are filed as part of this report:

Exhibit Number	Description
* 3.1	Certificate of Incorporation
* 3.2	Bylaws
10.1	Repurchase Agreement by and between the Company and HCFP Brenner Holdings, LLC, dated June 18, 2009
10.2	Common Stock Purchase Agreement by and between the Company and The Tarsier Nanocap Value Fund, LP, dated June 18, 2009
16.1	Letter to SEC from BDO, dated May 15, 2009, filed on May 15, 2009 as Exhibit 16.1 to the Company’s Form 10-Q for the quarter ended March 31, 2009

*	FILED AS AN EXHIBIT TO THE COMPANY’S CURRENT REPORT ON FORM 8-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 1, 2008 AND INCORPORATED HEREIN BY THIS REFERENCE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HARBOR PARTNERS ACQUISITION CORP.

Date: June 24, 2009	By:	/s/ Ralph S. Sheridan
Ralph S. Sheridan
Chief Executive Officer and Secretary